Exhibit 99.2

Hilton Grand Vacations to Acquire Diamond Resorts March 10, 2021

Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words. We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, as such information may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission. HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. Additional Information and Where to Find It This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020. Non-GAAP Financial Measures This presentation includes discussions of terms that are not recognized terms under U.S Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, such as Adjusted EBITDA. We derived any non-GAAP financial measures from our audited consolidated financial statements, and Dakota Holdings, Inc.’s financial statements. We believe such non-GAAP measures provide useful information to our investors about us and our financial condition and results of operations since these measures are used by our management to evaluate our operating performance and by securities analysts and investors as common financial measures for comparison purposes in our industry. See our most recent Annual Report on Form 10-K for a more detailed discussion of the meanings of these terms and our reasonings for providing non-GAAP financial measures and the Appendix to this presentation for full reconciliations of these measures to the most directly comparable GAAP financial measure.

The acquisition of Diamond Resorts presents a transformational opportunity 1 Significant value creation from scale 4 Generates $125M+ in run-rate cost benefits of combining the largest independent synergies expected to be achieved in the first 24 timeshare company with the strength of Hilton Grand months following close Vacations’ brand and culture 2 Diversifies HGV portfolio, adding additional 5 Increases recurring EBITDA streams and drive-to destinations and allowing HGV to leverage drives overall cash flow, with adjusted free cash flow per the Hilton network to penetrate a broader customer share accretion in year one1 segment 3 Accelerates launch of HGV-branded trust 6 Compelling valuation and deal structure product offering by rebranding Diamond’s facilitates financial flexibility and deleveraging properties over time to drive revenue growth in a new customer segment Ideal timing to capitalize on anticipated leisure travel recovery 2 1) Excluding one-time transaction related expenses

Transaction overview • Total deal value of $3.0 billion with consideration paid by HGV at closing expected to be $1.4 billion1 Consideration • Funded through the issuance of approximately 34.5 million shares of HGV common stock • Purchase price is 7.0x Diamond Resorts International (“DRI”) Adjusted EBITDA2 plus synergies3 and Offer Structure • Pro forma equity ownership approximately 72% existing HGV shareholders, 28% funds affiliated with Apollo Global Management, Inc. (“Apollo”) and co-investors • $2.8 billion of financing commitments in place from 3 banks • Mark Wang, Dan Mathewes, and Gordon Gurnik will remain CEO, CFO, and COO, respectively Management, • Board will be expanded by two seats to nine members, with Apollo having the right to designate two seats as Ownership, long as they retain equity ownership of HGV at or above 15%, and one seat while they retain equity ownership Board at or above 10% • Over $125 million in run-rate cost synergies achieved within the 24 months following close of the Synergy transaction Potential • Significant future revenue synergy opportunities • FCF/share and EBITDA/share accretive in year one on an adjusted4 basis Leverage and Cash Flow • 50-60% FCF conversion of Adjusted EBITDA4 in steady state • Pro forma leverage4 6.5x, returning to below 3.0x within 24 months Timeline • Target closing summer of 2021, subject to customary closing conditions 1) Assumes issuance of 34.5 million shares of HGV stock at $40.32 per share. Excludes one-time transaction adjustments and assumption of $657 million of securitized debt from DRI, which is non-recourse to the combined entity 2) 2019 DRI Adjusted EBITDA; see Reconciliations provided in Appendix 3) Includes identified cost synergies of $125 million 4) 2020; Adjusted to exclude the impact of net deferrals of revenue and direct expenses related to the Sales of VOIs under construction

A powerful combination… • World-class hospitality with the strength of the • Largest timeshare operator with no hotel trusted Hilton brand brand affiliation • 62 upper upscale and luxury properties in premier • Extensive network of 92 leisure resorts across resort destinations the globe, with strong regional drive-to market presence, and complementary upscale range • Proven track record of positive NOG • Points-based trust structure enabling incremental • Points-based deeded system enables flexible pricing segmentation inventory sourcing from owned or fee partners • 4 years of excess developed inventory available for sale • Best in class lead generation capabilities and sales systems • Pioneered the innovative Events of a Lifetime® experiential sales & marketing platform that drives strong • Industry-leading VPG and margins engagement at a significant VPG premium • Over 325,000 owners • Nearly 400,000 owners 4

…creating the premier vacation ownership company 2019 operating metrics Tours Owners 945K 878K 663K 731K 660K 1 448K 405K 383K 326K 280K 236K 220K W Destinations Destinations Contract Sales Resorts $ in millions 230 $2,355 $2,342 $1,524 150 $1,410 110 $932 91 $619 59 45 Destinations Destinations VPG Adjusted EBITDA $ in millions $3,518 $3,439 $3,403 $3,331 $2,642 $991 2 $2,381 $883 $758 2 $453 2 $305 $122 Destinations Destinations Source: 2019 company filings 5 1) Estimated 2) Adjusted for net deferrals of revenue and direct expenses related to the Sales of VOIs under construction; combined includes total identified run-rate cost synergies of $125 million; see Reconciliations in Appendix

Synergies are a significant EBITDA opportunity Revenue levers Revenue synergies Cost synergies 1 More products HGV new buyer lift General & administrative efficiencies • Branded trust product • Expanded chain scale • Broader price coverage Diamond new buyer lift • Experiential offerings Operational efficiencies 2 More places • Expanded regional network HGV owner lift • Higher NOG • Additional HGV owner sales Diamond owner lift Financial efficiencies 3 More owners • Diamond owner base activated by Hilton Grand Vacations brand Diamond rental performance $125M+ identified Cost synergy run-rate achieved in the first 24 months following close 6

HGV will have the broadest chain scale offering in the industry Upper Midscale Upscale Upper Upscale Luxury Midscale Hilton Vacation Club Former Diamond Properties Competitors1 Enhances alignment with Hilton system and their 112 million Hilton Honors members 7 1) Illustrative chain scale positioning

Wider range of price points will broaden addressable market List price per week for HGV vs. Diamond inventory… …enhances value proposition for more Diamond’s 75th percentile price point sits just below HGV’s demographics, expanding our core market lowest 25th percentile1 2 # US householders age 25-74 75th ~$93K >34% increase ~$80K 75th 14M 55M 50th ~$60K ~$47K 41M 50th 25th ~$34K 75th ~$39K ~$25K 50th 25th ~$28K 25th ~$18K Combined HGV current HGV new + Expansion = core market core market Household income $100K + Household income $75-100K 8 1) Figures unweighted by room count 2) Selected Characteristics of Households by Total Money Income in 2019. US Census Bureau, Current Population Survey, 2020 ASEC Supplement

More properties in more places


Whistler/Vancouver
Panorama
Tremblant
Blue Mountain
New York
Chicago
South Bend
D.C.
Williamsburg
Virginia Beach
Kitty Hawk
South Lake Tahoe
Park City
Estes Park
Las Vegas
Brian Head
Breckenridge
San Luis Bay
Palm Desert
Palm Springs
Sedona
Cave Creek/Payson
Santa Fe
Pinetop
Capistrano Beach
Carlsbad
Ramona
Scottsdale
Tucson
Branson
Gatlinburg
Sapphire
Myrtle Beach
Charleston
Hilton Head
Sandestin
Daytona/Ormond Beach
Orlando
Captiva/Sanibel
Naples/Marco Island
Miami
Kauai
Honolulu
Maui
Waikoloa
Sonora
Cabo
HGV resorts
Diamond resorts
HGV-only market
Diamond-only market
Common market

EUROPE (5+24)
MEXICO & CARIBBEAN (2+5)
JAPAN (2)

Benefits of expanded geographic portfolio

- **Higher tour flow,** with more locations to access and offer
- **Higher conversion,** with broader appeal to new customers


US + Canada Only
HGV
DRI
Beach 34 17 51
Ski 9 11
Urban 8 9
Attractions 9 18 27
Desert & Outdoors 18 18
Global
Drive-to 38 54 92
Destination 15 9 24
International 9 29 38
Sales Centers 16 32 48
US + Canada

HILTON GRAND VACATIONS

9

Note: "Outdoors" is composed of Gatlinburg and Pigeon Forge, TN and Ucluelet, Canada. "Regional" is composed of US excluding Hawaii and NYC. "Destination" is composed of Hawaii, NYC, and Canada. Mexico also includes Diamond location in Zihuatanejo (not pictured on map)

New branded trust offers additional benefits Deeded points Trust points Advantages ? Premium pricing for certainty of availability in high ? Smoother sales and upgrades, with less specific for combined demand real estate markets matching of buyer to property entity ? Inventory sourcing flexibility and efficiency allows us to ? Lowers barrier to ownership and broadens ability employ a fee-for-service model with multiple partners to buy into system with more flexible pricing options ? Ability to pre-sell new developments supports strong ? Reduces inventory delivery volatility and reliance project-level cash flow and returns on new builds ? Facilitates inventory recycling, reducing new build needs Advantages ? Guaranteed availability to reserve purchased week ? Geographic flexibility to access network without for buyers provides peace of mind committing to home resort and owners ? Aspirational sense of true ownership ? Timing flexibility, as not tied to a particular time of year or duration ? Physical asset that can be passed down to future generations 10

We’ll generate meaningful annuity revenue from recurring, capital-efficient sources NOG generates several high margin, recurring fee streams: Club membership fees Property ~40% ~50% management fees of Segment Adjusted EBITDA of Segment from recurring Adjusted EBITDA sources1 from recurring Financing sources1 fees New buyers and owner upgrades further grow these fee streams and create a multiplier effect 11 1) Adjusted for net deferrals of revenue and direct expenses related to the Sales of VOIs under construction

Focus on efficiency to drive free cash flow conversion Operating efficiency Working capital efficiency Tap significant developed inventory Maintain industry-leading margins pipeline to reduce near-term spending needs Reduce long-term inventory spending Realize $125M+ of run-rate cost synergies with increased rate of inventory recapture Realize incremental $20-25M of annualized HGV standalone cost reductions identified in 2020 First year Steady state Double-digit adjusted FCF/share accretive1 50-60% adjusted FCF conversion2 1) Excluding one-time transaction costs 12 2) Conversion of Adjusted EBITDA excluding the impact of net deferrals of revenue and direct expenses related to the Sales of VOIs under construction

We will maintain our financial flexibility Pro-forma liquidity of $1.0 billion at year-end 2020 Nearly $300 million of receivables eligible for securitization or warehouse borrowing Capital market efficiencies from increased scale of combined ABS platform Cash flow generation will drive rapid deleverage Pro forma leverage1 6.5x, returning to below 3.0x within 24 months 1) Using 2020 Adjusted EBITDA excluding the impact of net deferrals of revenue and direct expenses related to the Sales of VOIs under 13 construction

We have the unique capabilities and brand to deliver this deal’s value Premier branded timeshare operator with 29 years of NOG and Proven brand integration into our industry leading margins marketing engine, now applied across a broader owner, demographic, and property base Powerful trust-based network built by years of acquisitions Ideal timing to capitalize on anticipated leisure travel recovery 14

Appendix

Transaction sources and uses Sources Uses Equity Issued to DRI1 $1,392 Purchase of DRI $1,392 Cash on Hand 304 Debt Assumed2 598 New Debt Issued 2,323 Debt Repaid 2,503 Debt Assumed2 598 Transaction Fees & Other 125 Total Sources $4,617 Total Uses $4,617 Note: Totals may not foot due to rounding 16 1) 34.5 million HGV common shares issued at $40.32 2) Excludes non-recourse, securitized timeshare debt of $657 million

2019 Net income to Adjusted EBITDA reconciliation Diamond Pro Forma ($ in millions) HGV1 Resorts2 Combined Net income (loss) $216 $(43) $173 Interest expense 43 166 209 Income tax expense 57 4 61 Depreciation and amortization 44 118 162 Interest expense, depreciation and amortization included 3 3 in equity in earnings from unconsolidated affiliates EBITDA 363 245 608 Amortization of portfolio premium 13 13 Other loss (gain), net 3 (1) 2 Share-based compensation expense 22 3 25 Other adjustment items3 20 45 65 Adjusted EBITDA $408 $305 $713 Adjustments: Net deferrals (recognitions) 4 45 45 Annualized run-rate cost savings5 125 Adjusted EBITDA6 $453 $305 $883 1) 2019 results derived from HGV’s 2020 Annual Report on Form 10-K 2) Derived from Dakota Holdings, Inc (“Diamond Resorts”) 2019 financial statements, further adjusted to conform to HGV’s definition of Adjusted EBITDA 3) For Diamond Resorts, other adjustment items includes costs primarily associated with acquisition and integration costs, restructuring, consulting and other one-time charges 4) Represents the deferred revenues and related direct expenses from the sales of VOIs under construction 17 5) Represents estimated annualized cost synergies 6) Represents Adjusted EBITDA as defined, further adjusted for deferred revenues and related direct expenses from the sales of VOIs under construction

HILTON GRAND VACATIONS